UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 30, 2025
Direct Digital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 402-1051
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report on Form 8-K (the “Current Report”), on December 30, 2025, at the Special Meeting (as defined below), the stockholders of Direct Digital Holdings, Inc. (the “Company”) approved an amendment to the Company’s 2022 Omnibus Incentive Plan, as amended, to increase the number of authorized shares of Class A Common Stock issuable thereunder by 9,000,000 shares (the “Equity Plan Amendment”).

The Company’s Board of Directors previously approved the Equity Plan Amendment subject to stockholder approval at the Special Meeting. The Equity Plan Amendment became effective at the time of stockholder approval.

A copy of the Equity Plan Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated by reference in this Item 5.02. The material terms of the 2022 Omnibus Incentive Plan and the Equity Plan Amendment are described in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting, filed with the Securities and Exchange Commission on December 15, 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 30, 2025, the Company held a Special Meeting of Stockholders (the "Special Meeting") at 9:30 a.m. Central Time by means of an online virtual meeting platform. At the Special Meeting, the following four proposals were approved: (i) approval of a form of amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect one or more reverse stock splits of each class of our issued and outstanding common stock each at a ratio ranging from any whole number between and including 2-to-1 and 250-to-1 (with the Company’s Board of Directors (the “Board”) being authorized to determine the exact ratio for each reverse stock split), with any such reverse stock split to be effected at such time and date before December 26, 2026, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”); (ii) approval of the issuance of up to 100,000,000 shares of the Company’s Class A Common Stock, in accordance with Nasdaq Listing Rule 5635(d) pursuant to the Company’s Equity Reserve Facility with New Circle Principle Investments LLC (the “Equity Reserve Facility Issuance Proposal”); (iii) approval of an amendment to the Company’s 2022 Omnibus Incentive Plan, as amended, to increase the number of shares of the Company’s Class A Common Stock issuable thereunder by 9,000,000 shares (the “Equity Plan Amendment Proposal”); and (iv) approval, for the purpose of Nasdaq Listing Rule 5635(d), of the issuance of up to 41,751,437 shares of the Company’s Class A Common Stock as part of a court-approved settlement and exchange (the “Settlement Issuance Proposal”). These proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting filed with the Securities and Exchange Commission on December 15, 2025.

Proposal 1

The votes with respect to the Reverse Split Proposal were as follows:

Total Votes For	Total Votes Against	Abstentions
26,867,291	628,061	18,827

Proposal 2

The votes with respect to the Equity Reserve Facility Issuance Proposal were as follows:

Total Votes For	Total Votes Against	Abstentions
26,793,011	698,058	23,110

Proposal 3

The votes with respect to the Equity Plan Amendment Proposal were as follows:

Total Votes For	Total Votes Against	Abstentions
26,712,901	717,749	83,529

Proposal 4

The votes with respect to the Settlement Issuance Proposal were as follows:

Total Votes For	Total Votes Against	Abstentions
26,956,406	518,455	39,318

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Direct Digital Holdings, Inc. 2022 Omnibus Incentive Plan, as amended
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 6, 2026 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ DIANA P. DIAZ
Diana P. Diaz Chief Financial Officer